Supplement dated March 16, 2012

to the Institutional Class Shares Prospectus

for Principal Funds, Inc.

dated December 30, 2011

(as supplemented on January 30, 2012)

This supplement updates information currently in the Prospectus.  Retain this supplement with the Prospectus.

FUND SUMMARIES

Diversified Real Asset Fund

Under the Principal Investment Strategies heading, delete the sixth paragraph and substitute:

A portion of the Fund's assets may be invested in the real estate industry. The Fund invests in equity securities of global companies principally engaged in the real estate industry ("real estate companies"). A real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts ("REITs"), REIT-like entities, and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies as well as building supply manufacturers, mortgage lenders, and mortgage servicing companies.

Preferred Securities Fund

In the Performance section, delete the paragraph above the heading “Total Returns as of December 31 each year (Institutional Class shares)” and substitute:

Performance of a blended index shows how the Fund's performance compares to an index with similar investment objectives. Performance of the components of the blended index are also shown. The weightings for the Preferreds Blended Index in the Average Annual Total Returns table are 50% BofA Merrill Lynch Fixed Rate Preferred Securities and 50% Barclays Capital U.S. Tier I Capital Securities Index. The custom or blended index returns reflect the allocation in effect for the time period(s) for which fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.